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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): January 30, 1998



                         Industrial Imaging Corporation
             (Exact name of registrant as specified in its charter)


   Delaware                     0-15520                          05-0396504
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(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)


847 Rogers Street, Lowell, Massachusetts                          01852
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (978) 937-5400



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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                                TABLE OF CONTENTS

                                    FORM 8-K

                                January 30, 1998


Item                                                                Page
----                                                                ----

Item 5.  Other Events                                                 3

Item 7.  Financial Statements and Exhibits                            3

Signatures                                                            4

Exhibits                                                              5








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ITEM 5.  OTHER EVENTS.

     On January 30, 1998, the Registrant publicly disseminated a press release announcing that the Registrant had completed a $3 million equity placement with Wexford Management LLC, which purchased 3,000,000 shares of the Registrant's common stock at $1.00 per share. As part of the transaction, Wexford also received 1,000,000 common stock warrants, exercisable over five years at $1.00 per share, and 1,000,000 common stock warrants, exercisable over five years at $2.00 per share. A Wexford nominee, Dr. Shaiy Pilpel, has joined the Board of Directors of the Registrant. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)      Exhibits.

         99.1     The Registrant's Press Release dated January 30, 1998.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Industrial Imaging Corporation
                                    -----------------------------------------
                                    (Registrant)



Date: January 30, 1998              By: /s/ Juan J. Amodei, PH.D.
                                        -------------------------------------
                                        Juan J. Amodei, Ph.D.
                                        President and Chief Executive Officer







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